Exhibit 99.2

Second Quarter 2008 Financial Review and Analysis (Unaudited) July 22, 2008

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions, including synergies expected from the integration of the Paxar business in the time and at the cost anticipated; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; credit risks; ability of the Company to obtain adequate financing arrangements; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including the Australian Competition and Consumer Commission investigation into industry competitive practices, and any related proceedings or lawsuits pertaining to this investigation or to the subject matter thereof or of the concluded investigations by the U.S. Department of Justice ("DOJ"), the European Commission, and the Canadian Department of Justice (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company's products; (2) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases, without a significant loss of volume; (3) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions, including expected synergies associated with the Paxar acquisition. The financial information presented in this document represents preliminary, unaudited financial results. Slide 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial statements accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-6 to Exhibit 99.1, news release dated July 22, 2008, and Slides 18 and 19 of this document.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., gains on sales of assets, restructuring charges, asset impairments, effects of acquisitions and related costs, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company applies the anticipated full-year GAAP tax rate to the non-GAAP adjustments to determine adjusted non-GAAP net income. (See Attachment A-2 to Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. Slide 3

Actions underway to address challenging near-term business conditions Sales trends somewhat mixed: Organic sales growth improved sequentially for the PSM Segment; emerging markets remain strong for materials businesses Weakness in the U.S. retail environment continued to drive sales declines (organic basis) for a number of businesses, including RIS and Office Products European end market weakened for RIS Operating margin negatively impacted by raw material and energy inflation, pricing (carryover from prior year), and unfavorable segment/product mix Actions underway to weather the storm and position Company for economic rebound: Implementing additional price increases in Roll Materials and Office Products; new pricing actions taken in RIS Executing Paxar integration Driving increased productivity across organization Protecting investment in key growth programs (RFID, emerging markets, RIS, other) Delivering significant increase in free cash flow over the next few years

Second Quarter Overview Net sales increased 20% over prior year; 1% decline in sales on an organic basis Net effect of Paxar and DM Label acquisitions was approx. 14% Currency added 7% ($0.05 benefit to earnings per share) Operating margin before restructuring and asset impairment charges and transition costs associated with the Paxar integration declined by 130 basis points vs. prior year Decline reflects raw material and energy inflation, carryover of 2007 price reductions in the roll materials business, and negative segment and product mix Headwinds also included 50 basis points of margin compression from addition of base Paxar business (margin of base business lower than Company-average before integration savings) Margin improvement expected over balance of year, as benefits from pricing and productivity actions are realized

Second Quarter Overview (continued) Effective tax rate for the quarter was 19% Annual effective tax rate for 2008 expected to be in the 14%-16% range Ongoing annual tax rate expected to be in the 17%-19% range for the foreseeable future, subject to significant volatility from quarter to quarter Reported E.P.S. of $0.93 includes $0.10 of restructuring charges, asset impairment, and transition costs for Paxar integration, net of gain on sale of investment $0.05 of transition costs associated with Paxar integration $0.09 of restructuring and asset impairment charges $0.04 gain on sale of investment Adjusted E.P.S. of $1.03

Reported Sales Growth 8.1% 18.5% 21.4% 18.4% 20.0% Underlying Sales Trends (1) Reported Sales Growth less the impacts of foreign currency translation and acquisitions, net of divestitures (calculation may not tie due to rounding). Q2-07 Q3-07 Q4-07 Organic Sales Growth(1) 2.0% (0.1)% (0.6)% (1.9)% (0.6)% Acquisitions, Net of Divestitures 2.5% 14.5% 15.1% 14.1% 13.5% Currency 3.5% 4.1% 7.0% 6.1% 7.1% Q1-08 Q2-08

Gross Profit Margin (total Company) 26.8% 28.1% 25.8% Operating Margin (non-GAAP(2)): Pressure-sensitive Materials 8.2% 9.9% 8.0% Retail Information Services (RIS) 7.0% 7.8% 1.0% Office and Consumer Products 17.3% 16.2% 11.1% Other Specialty Converting 3.5% 4.4% 5.8% Total Company 8.5% 9.3% 6.3% (1) See Slides 18 and 19 for reconciliation to reported results for Total Company and RIS. (2) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. Q2-08 Q2-07 Q1-08 Margin Analysis (Q2-07 restated for Paxar and P/Y change in LIFO accounting) Adjusted(1)

Key Factors Impacting Margin (see Slide 18 for prior year reconciliation for Paxar) Gross profit margin before Paxar integration costs declined by 20 basis points compared to prior year margin Adjusting the prior year number to include pre-acquisition results of Paxar, gross profit margin declined 130 basis points This decline reflects higher raw material, fuel and energy costs, as well as the impact of price competition (carryover from prior year) and negative segment/product mix effects, partially offset by integration/restructuring savings and other sources of productivity Marketing, general and administrative (MG&A) expense ratio before Paxar integration costs increased by 110 basis points compared to the prior year MG&A ratio Adjusting the prior year number to include pre-acquisition results of Paxar, MG&A expense ratio improved by 40 basis points On adjusted basis, absolute MG&A spending increased by approximately $11 mil. compared to the prior year, as cost reductions were more than offset by currency translation (approx. $13 mil.), incremental amortization of intangibles related to Paxar acquisition (approx. $5 mil.), and general inflation

PRESSURE-SENSITIVE MATERIALS Reported sales of $980 mil., up 11% compared with prior year Organic sales growth of approx. 3%, representing modest pick-up from Q1 pace Change in sales for roll materials business by region, adjusted for the effect of currency and intercompany sales: Europe up at mid single digit rate North America declined at low single digit rate Asia growth in mid teens South America up at low single digit rate Graphics & Reflective business down low single digit rate before currency Excluding restructuring charges and other items, operating margin declined 170 basis points vs. prior year to 8.2%, as the negative effects of raw material inflation and prior year price reductions more than offset the initial benefits of price increases, restructuring and other productivity initiatives Incremental benefit of pricing actions expected to be realized in second half of the year Q2-2008 Segment Overview

Q2-2008 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $438 mil., up 100% compared with prior year due to the Paxar and DM Label acquisitions Organic sales decline of approx. 3% Continued weakness of domestic retail apparel market; sales growth trend for products destined for European market remained positive, but weakened considerably compared to pace delivered in last few quarters Adjusting the prior year number to include pre-acquisition Paxar results (see Slide 19), operating margin before transition costs, restructuring, and other items declined 80 basis points to 7.0%, as integration savings (approx. $20 mil.) and other productivity actions were more than offset by the effects of: Lower volume (reduced fixed cost leverage) Employee-related, raw material and other cost inflation Incremental intangible amortization (approx. $5 mil.) and higher corporate cost allocation (approx. $4 mil.) associated with Paxar

Paxar Integration Update Targeting approximately $120 mil. of annual synergies when complete; roughly 85% of targeted synergies expected to be captured in Company's run rate by year-end* Total synergies of approximately $21 mil. in Q2, up from $18 mil. in Q1 No change to anticipated cash costs of integration ($165 - $180 mil) $109 mil. of cash integration costs incurred since deal close Approximately $35 mil. in cash costs to be paid in second half of 2008 Balance (approx. $30 mil.) to be paid in 2009/2010, over half of which relates to IT investment * Approx. 15% of this synergy is captured outside of RIS, due to in-sourcing of materials (benefits PSM segment), and reduction in corporate expense

Q2-2008 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $255 mil., down 3% compared with prior year Organic sales decline of approx. 6%, due to weak end market demand in North America and delay in orders related to back-to-school season Excluding restructuring charges, operating margin improved by 110 basis points to 17.3%, as the benefit of restructuring and other productivity initiatives, as well as favorable product mix, more than offset inflation and reduced fixed cost leverage associated with lower sales OTHER SPECIALTY CONVERTING Reported sales of $155 mil., down 4% compared with prior year Organic sales decline of approx. 9%, or approx. 7% when adjusted for exit of low margin distribution business Operating margin declined by 90 basis points to 3.5%, as the benefit of productivity initiatives, as well as a reduction in the loss from RFID, was more than offset by reduced fixed cost leverage and cost inflation

Second Quarter YTD Cash Flow and Debt-To-Total Capital (Millions, except as noted) 2008 2007 Net cash provided by operating activities $188.7 $130.9 Purchase of property, plant and equipment $ (69.1) $ (94.7) Purchase of software and other deferred charges $ (33.0) $ (29.0) Proceeds from sale of investments, net $ 13.0 $ 0.0 Free Cash Flow(1) $ 99.6 $ 7.2 Dividends paid $ (87.6) $ (85.4) Purchase of treasury stock $ -- $ (63.2) Total debt to total capital 51.9% 56.6% (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net.

2008 Earnings Guidance (revised): Key Considerations Guidance for adjusted (non-GAAP) earnings per share (see Slide 17 for reconciliation to GAAP): $3.75 to $3.95 (from $4.00 to $4.30 previously) Reduction in expectations reflects $35 to $45 mil. increase in expected raw material inflation for the year compared to previous estimate, alongside weakening end market demand, and incrementally weaker segment mix Positive factors contributing to our outlook: Incremental cost synergies from Paxar integration ($60 to $70 mil.) Restructuring actions already announced ($25 to $30 mil. incremental to 2007) Other restructuring and ongoing productivity initiatives Price increases to partially offset raw material inflation Reduced loss from building RFID business ($10 mil.) Currency translation benefit of approx. 5% to top-line (E.P.S. benefit of ~ $0.16) Lower tax rate Offsetting factors vs. 2007: Higher interest ($10 to $15 mil.) and equity-based comp expense (~ $10 mil.) Raw material inflation (~ 3.5% before cost-outs, or approx. $110 mil.) General inflation and reinvestment of savings for growth

2008 Earnings Guidance (revised): Key Assumptions Reported revenue up nearly 12%, including approx. 5% benefit from currency, and 7% from acquisitions Sales flat to down slightly on an organic basis... incrementally higher sales benefit from pricing vs. April estimate Unfavorable segment mix vs. previous assumption (slower growth in higher variable margin businesses) Raw material cost inflation of approximately 3.5% (~ $110 mil.), partially offset with benefit from global sourcing strategies, material cost-outs, and price increases Operating margin ~ 8% Unchanged from previous Effective tax rate of 14% to 16% Unchanged from previous Current Assumptions Previous Assumptions Reported revenue up 10% to 12%, including approx. 5% benefit from currency, and 7% from acquisitions Sales roughly flat on an organic basis, with modest volume growth offset by negative price/mix Approx. 2.5% (~ $70 mil.) 8.5% to 9.0% Interest expense of $115 to $120 mil. Effective tax rate of 15% to 18% Negligible change in shares outstanding

2008 Earnings and Free Cash Flow Guidance 2008 Guidance Reported (GAAP) Earnings Per Share $3.35 - $3.55 Add Back: Estimated Integration Transition Costs, Restructuring and Asset Impairment Charges ~ $0.40 Adjusted (non-GAAP) Earnings Per Share $3.75 to $3.95 Capital Expenditures & Investments in Software (ex-integration) ~ $170 mil. Free Cash Flow (before dividends) > $400 mil. Cash Costs of Paxar Integration (before tax) ~ $ 65 mil. (revised)

Backup: Second Quarter Margin Comparison Reconciliation for Effects of Paxar - Total Company Reconciliation for Effects of Paxar - Total Company Reconciliation for Effects of Paxar - Total Company

Backup: Second Quarter Margin Comparison Reconciliation for Effects of Paxar - RIS Reconciliation for Effects of Paxar - RIS Reconciliation for Effects of Paxar - RIS